Exhibit 32.1

Certification of Chief Executive Officer

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of CytoDyn Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended February 28, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Nader Z. Pourhassan, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 13, 2017	/s/ Nader Z. Pourhassan
Nader Z. Pourhassan
President and Chief Executive Officer